Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
August, 1997



Scheduled Maturity                                                 6/15/98


Coupon                                                  5.9750%



Excess Protection Level
   3 Month Average  6.29%
      August, 1997  6.95%
      July, 1997  6.43%
      June, 1997  5.49%


Cash Yield                                              20.26%


Investor Charge Offs                                    5.14%


Base Rate                                               8.17%


Over 35 Day Delinquency                                 5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $416,666,666.66


Seller Participation Amount                            $1,076,855,736.20